Financial income (expenses), net (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Component Of Other Non Operating Income Expense [Abstract]
Bank charges and other financial expenses	$ (134)	$ (369)	$ (323)
Amortization of discount and issuance costs of convertible notes	(20,029)	(4,036)	0
Exchange rate gain (loss), net	(1,273)	(262)	(195)
Interest income	1,923	1,867	1,889
Financial income (expenses), net	$ (19,513)	$ (2,800)	$ 1,371